AMENDMENT TO

EMPLOYMENT AGREEMENT

THIS AMENDMENT is made as of August 22, 2014 by and between WOWIO, Inc., a Texas corporation with its principal place of business at 626 N. Doheny Drive, West Hollywood, CA 90069 (the “Company”), and Brian Altounian (the “Executive”).

WHEREAS the Company entered into an Employment Agreement with Executive on March 15, 2012, and extended automatically for an additional two-year term on March 15, 2014, (“Prior Employment Agreement”), attached hereto as Exhibit A;

WHEREAS the parties wish to amend the Prior Employment Agreement as provided herein.

NOW, THEREFORE, effective September 1, 2014, all terms and conditions of Prior Employment Agreement shall remain in full force and effect except where amended and noted herein.

Section 1. Employment. No Change.

Section 2. Position and Duties. No Change.

Section 3. Base Salary and Benefits.

(a) During the Employment Period, the Executive’s base salary shall be Three Hundred Thousand Dollars ($300,000.00) per annum (the “Base Salary”), such Base Salary shall be payable in regular installments in accordance with the Company’s general payroll practices and subject to withholding and other payroll taxes. The Base Salary shall be reviewed by the Board on an annual basis, in order to implement any cost of living adjustments that it deems appropriate. In addition, during the Employment Period, the Executive shall be entitled to participate in all employee benefit programs from time to time for which senior executive employees of the Company and its Affiliates are generally eligible. The Executive shall be eligible to participate in all insurance plans available generally from time to time to executives of the Company, their families and its Affiliates.

(b) Bonuses. No Change.

(c) No Change.

(d) No Change.

(e) No Change.

Section 4. Term. No Change.

Section 5. Nondisclosure and Nonuse of Confidential Information. No Change.

Section 6. Inventions and Patents. No Change.

Section 7. Non-Solicitation. No Change.

Section 8. Insurance. No Change.

Section 9. Severance Payments. No Change.

Section 10. Representations and Warranties of the Executive. No Change.

Section 11. [MODIFIED WHERE INDICATED] Notices.

If to the Company, to:

WOWIO, Inc.

626 N. Doheny Drive

West Hollywood, CA 90069

Phone: (310) 807-8181

Attention: Jacob Morris, Secretary

Email: jmorris@wowio.com

With a copy to:

Legal Representative:

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, NY 10006

Phone: (212) 930-9700

Attention: Marcelle S. Balcombe, Esq

Email: mbalcombe@srff.com

Section 12. General Provisions. No Change.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date first set forth above.

Company: WOWIO, Inc.

By:	/s/ Jacob Morris
Name:	Jacob Morris
Title:	Secretary

Executive: Brian Altounian

By:	/s/ Brian Altounian
Name:	Brian Altounian
Title:	Chief Executive Officer

Address:

baltounian@wowio.com